                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                January 16, 2001
                ------------------------------------------------
                Date of report (Date of earliest event reported)


Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as of February 25, 1996, as supplemented by a Series Supplement, dated as of February 25, 1998, which together formed the Corporate Bond-Backed Certificates, Series 97-Bellsouth-1 Trust.


                             LEHMAN ABS CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                    333-32105-01               13-3447441
----------------------------       ----------------        --------------------
(State or Other Jurisdiction       (Commission File          (I.R.S. Employer
     of Incorporation)                  Number)             Identification No.)



Three World Financial Center                                   10285
                                                             ----------
200 Vesey Street                                             (Zip Code)
New York, New York
----------------------------------------
(Address of Principal Executive Offices)


                                 (212) 526-5594
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS

On January 16, 2001, distributions were made to the Holders of the Corporate Bond Backed Certificates, Series 1998-NSC-1 (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibit was filed as part of this report:

         99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending January 16, 2001.

                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 13, 2001



                                             THE BANK OF NEW YORK
                                             AS TRUSTEE, FOR
                                             CORPORATE BOND-BACKED
                                             CERTIFICATES, SERIES
                                             1998-NSC-1 TRUST


                                             By: /s/ Enrico D. Reyes
                                                ---------------------
                                                Enrico D. Reyes
                                                Vice President

                                  EXHIBIT INDEX


Exhibit Number       Description
--------------       -----------

99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending January 16, 2001